                                        Filed pursuant to rule 497(h)(1)
                                        Registration Statement No. 333-60614


                      STATEMENT OF ADDITIONAL INFORMATION

                                 June 26, 2001

                        Pacholder High Yield Fund, Inc.
                        8044 Montgomery Road, Suite 480
                            Cincinnati, Ohio  45236

                            3,680 SHARES, SERIES W

                   AUCTION RATE CUMULATIVE PREFERRED SHARES

     This Statement of Additional Information ("SAI") of Pacholder High Yield Fund, Inc. (the "Fund") relating to this offering of the Fund's Auction Rate Cumulative Preferred Shares (the "Preferred Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus
relating to the Preferred Shares dated June 26, 2001.   This SAI does not
include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and
read the prospectus prior to purchasing such shares.   A copy of the prospectus
may be obtained without charge by calling the Fund at (513) 985-3200.

     Capitalized terms used in this SAI have the meanings assigned to them in the prospectus or in the Glossary of this SAI.

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
General Information                                                       2
Additional Investment Policies and Investment Restrictions                2
Management of the Fund                                                    4
Portfolio Transactions                                                    6
Determination of Net Asset Value                                          7
Additional Information Concerning the Auctions for Preferred Shares       8
Description of Preferred Shares                                          14
Moody's and S&P Guidelines                                               22
Federal Taxation                                                         29
Performance Data and Index Returns                                       32
Financial Statements                                                     37
Appendix A: Glossary                                                     38
Appendix B: Ratings of Investments                                       47

                              GENERAL INFORMATION

     The Fund is a diversified, closed-end management investment company registered under the 1940 Act. Pacholder & Company, LLC (the "Adviser") serves as the Fund's investment adviser. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high-yield fixed income securities of domestic companies. The Fund's current income, if any, will be distributed to holders of Common Stock only after satisfaction of the obligation to pay dividends on the Preferred Shares. No assurance can be given that the Fund will achieve its investment objective.

          ADDITIONAL INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS

     The following policies supplement those set forth in the prospectus, which is part of the registration statement on Form N-2. Unless designated as fundamental policies, they may be changed by the Board of Directors without shareholder approval.

Additional Investment Policies

     Zero Coupon Securities.   The Fund may invest in zero coupon securities.
Zero coupon securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Interest earned on zero coupon securities accretes at a stated yield until the security reaches its face amount at maturity. Generally, the prices of zero coupon securities may be more sensitive to market interest rate fluctuations than conventional securities.

     Industrial Development Bonds.   The Fund may from time to time invest in
certain industrial development bonds, including pollution control revenue bonds. Industrial development bonds are issued by governmental entities but are payable solely by the companies which own and operate the facilities financed by the bonds. The Fund will not invest in industrial development bonds to obtain any tax benefits associated with such investments.

     When-Issued and Delayed Delivery Securities.   The Fund may purchase
securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased and sold with delivery and payment beyond the regular settlement date. The settlement of when-issued transactions can take place a month or more after the date of the transaction. The prices of the securities so purchased are subject to market fluctuation during this period and no interest accrues to the purchaser prior to the date of settlement. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis will have the effect of leverage and may increase the volatility of the Fund's net asset value. In addition, because the Fund is dependent on the party issuing the when-issued or delayed delivery security to complete the transaction, failure by the other party to deliver the securities as arranged would result in the Fund's loss of an investment opportunity.

     When, As and If Issued Securities.   The Fund may purchase securities on a
"when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

     Repurchase Agreements.   When cash may be available for only a few days, it
may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which are considered to be loans under the 1940 Act, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities ("collateral"), which are held by the Fund's custodian bank, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the date when the repurchase is to occur. Repurchase agreements involve certain risks not associated with direct investments in debt securities and the Fund will follow procedures designed to minimize these risks. The procedures include effecting repurchase transactions only with larger, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored. In addition, the Adviser will attempt to ensure that the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate the collateral. Exercise of the Fund's right to liquidate the collateral, however, could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. In addition, to the extent the Fund's security interest in the collateral may not be properly perfected, the Fund could suffer a loss of up to the entire amount of the collateral.

Investment Restrictions

     The following restrictions are fundamental policies. All percentage limitations on investments apply at the time of the making of an investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The Fund may not:

     (1) borrow money (through repurchase agreements or otherwise) or issue senior securities unless immediately thereafter the Fund has an asset coverage of all senior securities and borrowing of at least 200%;

     (2) make short sales of securities or purchase securities or evidences of interests therein on margin (except it may make covered short sales of securities and obtain short-term credit necessary for the clearance of transactions), or write or purchase put or call options (except to the extent that a purchase of a stand-by commitment may be considered the purchase of a put);

     (3) underwrite any issue of securities, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under the federal securities laws;

     (4) purchase or sell real estate, including limited partnership interests therein (except securities which are secured by real estate and securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     (5) make loans, except as described under "Lending Securities" above or by entering into repurchase agreements;

     (6) purchase or sell municipal obligations, including debt obligations issued by states, cities, local authorities and possessions and territories of the United States except for certain industrial development bonds as described under "Additional Investment Policies-- Industrial Development Bonds" above;

     (7) purchase or retain the securities of any company if, to the knowledge of the Fund, those officers and directors of the Fund or managers of the Adviser who each own beneficially more than 0.5% of the securities of that company, together own more than 5% of the securities of the company;

     (8) purchase or retain the securities of any company controlled by an affiliate of the Fund or the Adviser or purchase or sell any security from or to any account controlled by the Adviser or its affiliates; and

     (9) invest more than 5% of its total assets (valued at the time of investment) in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition); except that up to 25% of the Fund's total assets (at the time of investment) may be invested without regard to the limitations set forth in this paragraph 9.


                            MANAGEMENT OF THE FUND

Directors and Officers

  The directors and officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth below.

                                      Positions with                         Principal Occupations During
       Name and Address                 Registrant              Age                Past Five Years
-------------------------------  ------------------------  -------------  ----------------------------------
*William J. Morgan (1)           Chairman of the Board,          46       President, Secretary and Director,
 8044 Montgomery Road,           President and Director                   Pacholder Associates, Inc.;
 Suite 480                                                                Director, ICO, Inc. (oil field
 Cincinnati, OH  45236                                                    services and petrochemical
                                                                          services); Smith-Corona
                                                                          Corporation (office equipment
                                                                          manufacturer); and Laclede Steel
                                                                          Co. (steel and steel products).




Daniel A. Grant (1)(2)           Director                        56       President, Utility Management
 1440 Greenfield Crossing                                                 Services (business consulting).
 Ballwin, MO  63021


John F. Williamson (2)(3)        Director                        62       Chairman and President,
 6215 Squires Court                                                       Williamson Associates, Inc.
 Spring, TX  77389                                                        (investment adviser)(since 1997);
                                                                          Executive Vice President and
                                                                          Chief Financial Officer, Asset
                                                                          Allocation
                                                                          Concepts, Inc. (investment
                                                                          adviser)(1995 to 1996); Director,
                                                                          ICO, Inc. (oil field services and
                                                                          petrochemical services).


George D. Woodard(2)(3)          Director                        54       Closely Held Business Specialist,
 22229 North 54th Way                                                     Henry & Horne, P.L.C. (certified
 Phoenix, AZ  85054-7144                                                  public accountants)(since March
                                                                          2000 and 1996-1999); Realtor with
                                                                          A.S.K. Realty (August
                                                                          1999-February 2000); Principal,
                                                                          George D. Woodard, C.P.A.
                                                                          (1995-1996).


James P. Shanahan, Jr.        Secretary                          40      Managing Director and
 8044 Montgomery Road,                                                   General Counsel, Pacholder
 Suite 480                                                               Associates, Inc.
 Cincinnati, OH  45236

James E. Gibson               Treasurer                          36      Executive Vice President,
 8044 Montgomery Road,                                                   Pacholder Associates, Inc.
 Suite 480
 Cincinnati, OH  45236

*  Directors who are "interested persons" of the Fund, as defined in the 1940
   Act.

(1) Elected by holders of the Common Stock.

(2) Directors who are members of the Audit Committee of the Fund's Board of Directors.

(3) Elected by holders of the 2002 Preferred Stock.

Compensation of Directors

     The Fund is not part of a fund complex. For the fiscal year ended December 31, 2000, the Fund's directors received the following compensation for serving as directors.

                                                    Total
                                                Compensation
           Director                             from Fund (1)
           --------                          -----------------

      William J. Morgan                             None
      Daniel A. Grant                             $17,000
      John F. Williamson                          $17,000
      George D. Woodard                           $17,000

      (1) The Fund does not currently provide pension or retirement plan benefits to directors.

Holdings of Capital Stock

      As of March 31, 2001, The Depository Trust Company, 7 Hanover Square, New York, New York 10004, owned of record 9,049,387 shares representing 94.97% of the outstanding shares of Common Stock. Principal Life Insurance Company and its affiliates, 711 High Street, Des Moines, Iowa 50392, owns all of the Fund's outstanding shares of 2002 Preferred Stock.

     As of December 31, 2000, all directors and officers of the Fund owned in the aggregate less than 1% of the Common Stock.

Investment Advisory Agreement

      Pursuant to an Investment Advisory Agreement dated August 20, 1998, as amended (the "Advisory Agreement"), the Adviser manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers the Fund's investment program. The Adviser determines in its discretion the securities to be purchased or sold, subject to the ultimate supervision and direction of the Fund's Board of Directors.

     As calculated and paid according to the formula set forth in the prospectus, for the fiscal years ended December 31, 1998, 1999 and 2000, the Adviser received advisory fees totaling $869,714, $1,622,952 and $741,275, respectively, which represent 0.52%, 0.83% and 0.40%, respectively, of the Fund's average net assets during such periods.

     In the event the Credit Suisse First Boston Domestic Plus High Yield Index
(TM) is no longer published or available or becomes an inappropriate measure of the Fund's performance, the Board of Directors will approve another appropriate index or will negotiate a fixed advisory fee with the Adviser, in which event the advisory fee payable for the immediately preceding 180-day period will be the lesser of the fee payable under the Advisory Agreement and the fee payable under the new advisory agreement.

     The Advisory Agreement was last approved by the Fund's shareholders on November 16, 1999 and by the

Board of Directors on May 22, 2000. The Advisory Agreement will continue in effect from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities. In either event, the Advisory Agreement also must be approved annually by vote of a majority of the directors who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any such party ("Independent Directors"), cast in person at a meeting called for that purpose. The Advisory Agreement may be terminated by either party at any time without penalty upon 30 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of the Adviser to receive payments of any unpaid compensation earned prior to termination.

     The Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, such Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

     The services of the Adviser are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

     The Fund and its Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act which establishes rules of conduct for persons who are associated with the Fund and the Adviser. The code of ethics governs their personal investment and other investment-related activities. Copies of the code of ethics may be requested from the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549-0102 at prescribed rates. Such information also is available on the SEC'S EDGAR database on the SEC's internet Web site (http://www.sec.gov).

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar

     Bankers Trust Company, whose principal place of business is Four Albany Street, New York, New York 10006, will act as auction agent, transfer agent,
dividend paying agent and registrar for the Preferred Shares.   The Fund's
securities and cash are held under a custodian agreement by Firstar Bank, N.A., whose principal business address is 425 Walnut Street, Cincinnati, Ohio 45201-1118. Firstar also serves as the Fund's transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

Independent Public Accountant

     Deloitte & Touche LLP, 1700 Courthouse Plaza, NE, Dayton, Ohio 45402, is the Fund's independent accountant. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountants since 1988.

                            PORTFOLIO TRANSACTIONS

     Subject to policy established by the Board of Directors of the Fund, the Adviser is responsible for arranging for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Fixed income securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. While the Adviser generally will seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best results in particular transactions.

     In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Adviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Adviser with research, analysis, advice and similar services.

The research services provided by broker-dealers may be useful to Pacholder Associates in serving its clients, but they can also be useful to the Adviser in serving the Fund. Not all of such services may be used by the Adviser in connection with the Fund. The Fund may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser and its affiliates to the Fund and other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its Advisory Agreement with the Fund, and the advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The Adviser's investment management personnel evaluate the quality of research provided by brokers or dealers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers or dealers to execute portfolio transactions. However, the Adviser is unable to quantify the amounts of commission that might be paid as a result of such research because certain transactions might be effected through brokers which provide research but which would be selected principally because of their execution capabilities.

     Investment decisions for the Fund and for other investment accounts managed by Pacholder Associates are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

     The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions.

     For the fiscal years ended December 31, 1998, 1999, and 2000, the Fund paid brokerage commissions for the execution of portfolio transactions of $1,818.85, $0, and $1,223.73, respectively.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Common Stock is computed at least weekly, generally on Thursday of each week. This determination is made as of the close of trading on the Exchange (usually 4:00 p.m., Eastern time) by deducting the amount of the Fund's liabilities (including accrued expenses) and the liquidation value of outstanding shares of preferred stock from the value of the Fund's assets (including interest and dividends accrued but not paid) and dividing the difference by the number of outstanding shares of Common Stock.
The Fund utilizes information furnished by a pricing service approved by the Board of Directors in valuing portfolio securities.

     Portfolio securities that are actively traded in the over-the-counter market (including listed securities for which the primary market is believed to be over-the-counter) are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities for which the primary market is an exchange or for which trading information is regularly reported are valued at the last sale price, or if no sale has occurred, at the closing bid price. Portfolio securities for which market information is not available are valued at fair value determined under procedures established and monitored by the Board of Directors. Although no single standard for determining fair value exists, the current fair value of a security generally would be the amount that the Fund could expect to receive on its current sale. Some, but not necessarily all, of the factors that may be considered in determining fair value include:
(i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on the disposition of the securities; and (iii) an evaluation of the forces that influence the market in which the securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same type at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar companies or other relevant matters.

     Short-term debt securities are valued at amortized cost, if their term to maturity from the date of acquisition by the Fund is less than 60 days, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of acquisition by the Fund is more than 60 days, unless the Board of Directors determines this method does not represent fair value. Repurchase agreements are valued at cost plus accrued interest.

                     ADDITIONAL INFORMATION CONCERNING THE
                         AUCTIONS FOR PREFERRED SHARES

General

     The Articles Supplementary provide that the Applicable Rate for each Dividend Period will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for such Preferred Shares (an "Auction Date") from implementation of the Auction Procedures set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Articles Supplementary.

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate is to be based on the results of the Auction.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for the Preferred Shares. See "Broker-Dealers" below.

     Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Charter. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares--Voting Rights" in the prospectus, Cede & Co. will be the Holder of all Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Preferred Shares, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

     On or prior to the Submission Deadline on each Auction Date for the Preferred Shares:

     (a) each Beneficial Owner of Preferred Shares may submit to its Broker-Dealer by telephone or otherwise a:

          (i) "Hold Order"-- indicating the number of Outstanding shares, if any, of the Preferred Shares that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

          (ii) "Bid"-- indicating the number of Outstanding shares, if any, of the Preferred Shares that such Beneficial Owner offers to sell if the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

          (iii) "Sell Order"-- indicating the number of Outstanding shares, if any, of the Preferred Shares that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period; and

     (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of the Preferred Shares that they offer to purchase if the Applicable Rate for the Preferred Shares for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

     The communication to a Broker-Dealer of the foregoing information is herein
referred to as an "Order" and collectively as "Orders."   A Beneficial Owner or
a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the Preferred Shares then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the Preferred Shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for Preferred Shares an Order or Orders covering all the Outstanding shares held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for Preferred Shares an Order or Orders covering all of the Outstanding Preferred Shares held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than seven Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Preferred Shares subject thereto at a price per share equal to $25,000. A Beneficial Owner of Preferred Shares that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner.

     A Potential Beneficial Owner of Preferred Shares may submit to its Broker-Dealer Bids in which it offers to purchase Preferred Shares if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

     As described more fully below under "--Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of the Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

     Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

     The Auction Procedures include a pro rata allocation of Preferred Shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of the Preferred Shares that is fewer than the number of shares specified in its Order. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

     As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

     The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

     The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% (.25%) in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders By Broker-Dealers to Auction Agent

     Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

     If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

     (a) all Hold Orders for shares will be considered valid, but only up to and including in the aggregate the number of Outstanding shares held by such Existing Holder, and, if the number of shares subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

     (b) (i) any Bid for shares will be considered valid up to and including the excess of the number of shares of Outstanding shares held by such Existing Holder over the number of shares subject to any Hold Orders referred to in clause (a) above;

     (ii)  subject to subclause (i), if more than one Bid of an Existing
Holder for shares is submitted to the Auction Agent with the same rate and the number of Outstanding shares subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares subject to each Bid with the same rate will be reduced pro rata to cover the number of shares equal to such excess;

     (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

     (iv) in any such event, the number, if any, of such Outstanding shares subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares by or on behalf of a Potential Holder at the rate specified therein; and

     (c) all Sell Orders for shares will be considered valid up to and including the excess of the number of Outstanding shares held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause
(a) above and valid Bids referred to in clause (b) above.

     If more than one Bid of a Potential Holder for Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

     Not earlier than the Submission Deadline on each Auction Date for the Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares over the number of Outstanding shares subject to Submitted Hold Orders (such excess being herein referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

     If Sufficient Clearing Bids for Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares which, when added to the number of outstanding shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all Preferred Shares.

     If Sufficient Clearing Bids have not been made (other than because all of the outstanding Preferred Shares are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Preferred Shares will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Preferred Shares subject to such Sell Orders but will continue to own shares for the next Dividend Period. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     If all of the outstanding Preferred Shares are subject to Submitted Hold Orders, the Applicable Rate for all shares for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

     Based on the determinations made under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Preferred Shares subject to such Hold Orders.

     If Sufficient Clearing Bids for Preferred Shares have been made:

     (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares subject to such Submitted Sell Order or Submitted Bid;

     (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares subject to such Submitted Bid;

     (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares subject to such Submitted Bid;

     (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids is greater than the number of Preferred Shares ("remaining shares") in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

     (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares will purchase any Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding Preferred Shares subject to all such Submitted Bids.

    If Sufficient Clearing Bids for Preferred Shares have not been made (unless this results because all Outstanding shares are subject to Submitted Hold Orders):

     (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares will continue to hold the Preferred Shares subject to such Submitted Bid;

     (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares will purchase the number of Preferred Shares subject to such Submitted Bid; and

     (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares or a Submitted Sell Order will sell a number of shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares subject to all such Submitted Bids and Submitted Sell Orders.

     If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Preferred Share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares for purchase among Potential Holders so that only whole shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Preferred Shares.

Notification Of Results; Settlement

     The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Preferred Shares as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Preferred Shares as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     If any Existing Holder selling shares of the Preferred Stock in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery.

                        DESCRIPTION OF PREFERRED SHARES

          The description of the Preferred Shares contained in this SAI does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions of the Articles Supplementary establishing the Preferred Shares. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Further Information" in the prospectus.

Dividends and Dividend Periods

     Holders of the Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "--Determination of Dividend Rate," payable on the dates set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Stock.

     By 12:00 noon, New York City time, on each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "--Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period."

     The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of Preferred Shares will be required to continue to hold such shares for such Standard Dividend Period.

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

     The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares are subject (or are deemed to be subject) to Hold Orders.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares has been cured as set forth under "--Default Period,"
(iii) Sufficient Clearing Bids existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(iv) if the Fund mailed a notice of redemption with respect to any shares, as described under "--Redemption," the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

     If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

         (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

         (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     Default Period.   A "Default Period" will commence on any date the Fund
fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and, together with a Dividend Default, hereinafter referred to as "Default").

     A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

     In the case of a Dividend Default, no Auction will be held during a Default Period and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

     Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period.

     No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited, unless there is no event of default under indebtedness senior to the Preferred Shares and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

     For so long as Preferred Shares are Outstanding, except as otherwise provided in the Articles Supplementary and the Charter, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to shares of Common Stock or any other shares of the Fund ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Fund's preferred shares, including the Preferred Shares, and (iii) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption, including the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

     For so long as Preferred Shares are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent Dividend Payment Dates, all dividends declared upon the Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with the Preferred Shares will be declared pro rata so that the amount of dividends declared per Preferred Shares and such other class or series of preferred shares will in all cases bear to each other the same ratio that accumulated dividends per Preferred Shares and such other series of preferred shares bear to each other.

Redemption

     Optional Redemption.   To the extent permitted under the 1940 Act and
Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund will not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

     Mandatory Redemption.   If the Fund fails as of any Valuation Date to meet
the Preferred Shares Basic Maintenance Amount Test, or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

     Preferred Shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

     The Fund will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Fund last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of the Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure.   Pursuant to the 1940 Act, the Fund will file a
notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by the 1940 Act (notice currently must be filed with the Commission generally at least 30 days prior to the Redemption Date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the Redemption Date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the Redemption Date, (ii) the number and identity of the Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such Redemption Date, and (v) the provision under which redemption shall be made.

     If fewer than all of the Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed will be selected by the Fund by lot, on a pro rata basis or by such other method as the Fund deems fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of

Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such Redemption Date will be paid by the Paying Agent to the Fund upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon, the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

     So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the Redemption Date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of the Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the Articles Supplementary or Charter limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund will have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Asset Maintenance

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (1) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (2) the Fund must maintain asset coverage for Preferred Shares of at least 200%.

     Preferred Shares Basic Maintenance Amount.   The Fund is required to
maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, calculated separately for S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares). For this purpose, the Market Value of the Fund's portfolio securities is (i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Fund will be required under certain circumstances to redeem certain Preferred Shares.

     The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

         (i) (A) the sum of the products resulting from multiplying the number of Outstanding shares of the Preferred Shares on such date by the Liquidation Preference per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Corporation non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; (E) the amount of anticipated Corporation expenses for the 90 days subsequent to such Valuation Date; and (F) an current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of
     (i)(A) through (i)(E); less

         (ii) the sum of any cash plus the value of any Corporation assets irrevocably deposited by the Corporation for the payment of any (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P-1 by Moody's and A1 by S&P, it will be valued at its face value).

     Solely for purposes of calculating the Preferred Shares Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares) are applicable (as described in (i)(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 30-day period.

     The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on the criteria established in connection with rating the Preferred Shares. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.

     The Discount Factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in event that the Fund receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the "aaa" credit rating from Moody's or the "AAA" credit rating from S&P.

     A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and S&P for rating the Preferred Shares. The ratings assigned to the Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Preferred Shares should be evaluated independently of any other rating.

     Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

     1940 Act Preferred Shares Asset Coverage.   The Fund is also required to
maintain, as of the last Business Day on any month in which the Preferred Shares are Outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end company as a condition of declaring dividends on its common shares).

If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain Preferred Shares.

     Notices.   The Fund must deliver to the Auction Agent and each Rating
Agency a Preferred Shares Basic Maintenance Certificate which sets forth a determination of (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset, and (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, and (E) on any day that shares of Common or Preferred Shares are redeemed. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

     The Fund is required to deliver to the Auction Agent, and each Rating Agency a certificate which sets forth a determination of (i) the value (as used in the 1940 Act) of the total assets of the Fund, less all liabilities and (ii) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date (a "1940 Act Preferred Shares Asset Coverage Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each quarter thereafter and (C) a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of clauses (B) and (C) above on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

     Within ten Business Days of the Date of Original Issue, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Fund, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent auditors during such fiscal quarter. In addition, the Fund will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund. The Auditor's Certificate will confirm, based upon the independent auditors review of portfolio data provided by the Fund, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and the 1940 Act Preferred Shares Asset Coverage Certificates, (ii) that, based upon such calculations, the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the Articles Supplementary and (iii) that the Fund met the Moody's General Portfolio Requirements and the S&P Diversity I or the S&P Diversity II requirements as applicable.

Voting Rights

     All voting rights (as described in the prospectus under "Description of Preferred Shares--Voting Rights") will not apply with respect to the Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Liquidation

     In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of Preferred Shares and any other shares ranking in parity with the Preferred Shares, in preference to the holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to the Liquidation Preference per share of the Preferred Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of Preferred Shares will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such Preferred Shares. After payment of the full amount of such liquidation distribution, the owners of the Preferred Shares will not be entitled to any further participation in any distribution of asset of the Fund.

     If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund is insufficient to pay in full the liquidation distribution to which owners of any Preferred Shares are entitled, such assets or the proceeds thereof will be distributed among the owners of the Preferred Shares and any other shares ranking on a parity therewith, ratably.

     In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the Preferred Shares of the liquidation distribution to which they are entitled, no dividend or other distribution will be made to the holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund will be made in respect of the Common Stock.

     A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, will not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the Preferred Shares or any shares issuable in exchange for Preferred Shares in any consolidation or merger.

     To the extent other preferred shares are issued by the Fund, such shares will share equally and on a pro rata basis with the Preferred Shares then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.

Deposit Securities Requirements

     The Fund is obligated to deposit in a segregated custodial account a specified amount of cash, United States Government obligations or short-term money market instruments (collectively, "Deposit Securities") not later than 12:00 noon, New York City time, on each Dividend Payment Date and each Redemption Date relating to the Preferred Shares. These Deposit Securities, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable dividend payment or Redemption Date, and will mature prior to such date.

Restrictions on Transfer

     Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Preferred Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

                           MOODY'S AND S&P GUIDELINES

     The descriptions of the Moody's and S&P Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the prospectus.

     The composition of the Fund's portfolio reflects Rating Agency Guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating of "aaa" and "AAA" from Moody's and S&P, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various discount factors for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities), non-U.S. securities and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

     The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of Preferred Shares--Asset Maintenance." The Rating Agency Guidelines also impose certain diversification requirements on the Fund's overall portfolio. The Rating Agency Guidelines may cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Adviser, including private placements of other than Rule 144A Securities, and to limit or delay the Fund's ability to reinvest cash in a rising "high yield" market. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

     The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount, the determination of which is as set forth under "Description of Preferred Shares--Asset Maintenance." Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency).

     For purposes of calculating the Discounted Value of the Fund's portfolio under current Rating Agency Guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets" or "S&P Eligible Assets") must be discounted by certain advance rates set forth below ("Moody's Discount Factor" or "S&P Discount Factor"). The Discounted Value of a portfolio security under the Rating Agency Guidelines is the Market Value thereof, determined as specified by Moody's or S&P, multiplied by the Moody's Discount Factor or the S&P Discount Factor.

     As described by Moody's, an issue of preferred shares which is rated "aaa" is considered to be top quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred shares. As described by S&P, a preferred shares rating of "AAA" indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or S&P credit rating of preferred shares does not address the likelihood that a resale mechanism (the Auction) will be successful.

     Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P Guidelines

     S&P issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and money market preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been implemented by the Fund in order to receive the above-described rating for the Preferred Shares, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement the applicable requirements under the 1940 Act (and may be more or less restrictive), but are the sole determinants in the rating of a security. Consequently, in order to maintain (1) the ratings described above from S&P with respect to the Preferred Shares and (2) compliance with the 1940 Act, the Fund, with respect to each of its investments, adheres to the requirements of the S&P guidelines or the 1940 Act, whichever is more restrictive. Ratings issued by S&P do not eliminate or mitigate the risks of investing in the Fund's securities.

     Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined above). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's Eligible Assets at such time.

     The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of Preferred Shares then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified eight Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Preferred Shares will acquire certain rights. See "Description of Preferred Shares--Asset Maintenance." "Business Day," as used in the prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

     Under S&P guidelines, corporate debt obligations are not included in the calculation of the Discounted Value of the Fund's portfolio unless they, among other requirements, (1) are not subject to extended settlement, (2) are rated CCC- (senior) or higher by S&P or unrated by S&P subject to a 10% maximum and
(3) are not in default. In addition, portfolio holdings must meet the requirements of either S&P Diversity I or S&P Diversity II in order to be included in S&P Eligible Assets:

        (i) "S&P Diversity I" means that the portfolio meets the following requirements:

              (a) The sum of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 25% of total assets, each of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets, the remaining issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

              (b) The sum of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 30% of total assets, each of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 20% of total assets, the remaining industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets.

              (c) The sum of warrants and equity will qualify as S&P Eligible Assets only up to an aggregate maximum of 7% of total assets.

              (d) Preferred stock will qualify as S&P Eligible Assets only up to aggregate maximum of 5% of total assets.

              (e) Warrants will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets. Warrants qualify as S&P Eligible Assets only if they are not part of a bankruptcy or litigation and have a life of longer than one year.

              (f)     All S&P Eligible Assets must be U.S. Dollar denominated.

              (g) Emerging Market securities will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

              (h) Bank Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets.

        (ii) S&P Diversity II means that the portfolio meets the following requirements:

              (a) The sum of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the total assets, each of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets, the remaining issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 3% of total assets.

              (b) The sum of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 20% of total assets, each of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets, the remaining industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

              (c) The sum of warrants and equity will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

              (d) Preferred stock will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

              (e) Warrants will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% total assets. Warrants qualify as S&P Eligible Assets only if they are not part of a bankruptcy or litigation and have a life of longer than one year.

              (f)     All S&P Eligible Assets must be U.S. Dollar denominated.

              (g) Emerging Market securities will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

              (h) Bank Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets.

     See the Articles Supplementary for further information on and description of the S&P Guidelines and S&P Eligible Assets.

Moody's Guidelines

     For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

     Corporate Debt Securities.    Under current Moody's guidelines, portfolio
securities that are corporate debt securities will be Moody's Eligible Assets included in the calculation of the Discounted Value of the Fund's portfolio if
(a) such securities are rated Caa or higher by Moody's; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer is rated at least Caa by Moody's and the discount factor is 225%; (d) for debt securities rated Caa and below, no more than 10% of the original amount of such issue constitutes Moody's Eligible Assets; (e) such securities have been registered under the Securities Act of 1933, as amended (the "Securities Act") or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule

144A under the Securities Act as determined by the Adviser acting subject to the supervision of the Fund's Board of Directors; and (f) such securities are not subject to extended settlement.

     The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

                            Moody's Discount Factors

                           Corporate Debt Securities

Maturity of Collateral    Rating Category
----------------------    ---------------
                                                                    Equity &
Asset        Aaa    Aa     A    Baa    Ba    B*   Caa   Unrated*   Below Caa
----------  -----  -----  ----  ----  ----  ----  ----  ---------  ----------
1   Year     109%   112%  115%  118%  119%  125%  205%       225%        225%
2   Years    115    118   122   125   127   133   205        225         225
3   Years    120    123   127   131   133   140   205        225         225
4   Years    126    129   133   138   140   147   205        225         225
5   Years    132    135   139   144   146   154   205        225         225
7   Years    139    143   147   152   156   164   205        225         225
10 Years     145    150   155   160   164   173   205        225         225
15 Years     150    155   160   165   170   180   205        225         225
20 Years     150    155   160   165   170   190   205        225         225
30 Years     150    155   160   165   170   191   205        225         225

_____________

  * Unrated securities are limited to 10% of discounted eligible assets. If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+ a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the Fund will use the percentage set forth under "Unrated" in this table. In order to merit consideration as an eligible asset, unrated debt securities should be issued by entities which: (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed- income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language. Unrated entities not satisfying all of the above requirements where applicable, will be subject to a discount factor of 225%.

     The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

Asset           Maximum Single Issuer    Maximum Single Industry     Minimum Issue Size
Ratings (1)         (%) (2) (3)              (%) (3) (4)             ($ in millions) (6)
-----------         -----------              -----------             -------------------

"aaa", Aaa              100%                     100%                    $  100
"aa", Aa                 20                       60                        100
"a", A                   10                       40                        100
"baa", Baa                6                       20                        100
Ba                        4                       12                         50 (5)
B1-B2                     3                        8                         50 (5)
B3 or below               2                        5                         50 (5)

     See accompanying notes.
__________

  (1)  Refers to the preferred stock and senior debt rating of collateral.

  (2) Companies subject to common ownership of 25% or more are considered as one name.

  (3) Percentages represent a portion of the aggregate Market Value of corporate securities.

  (4) Industries are determined according to Moody's Industry Classifications, as defined in this SAI.

  (5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

  (6) Except for preferred stock, which has a minimum issue size of $50 million.

     The effect of the foregoing discount factors may be to cause the Fund to invest in higher rated securities than it would if it were not required to maintain specific asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors" in the prospectus.

     Preferred Stock.   Under current Moody's guidelines, portfolio securities
that are preferred stocks will be Moody's Eligible Assets included in the calculation of Discounted Value of the Fund's portfolio if (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of "a1" (if the issuer of such preferred stock has other preferred issues Outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history also would be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

     The Moody's Discount Factor for Moody's Eligible Assets that are preferred stock are (a) 146% for utility preferred stocks, (b) 178% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

     Other Moody's Eligible Assets.   In addition to corporate debt securities
and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

         (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the date on which the value of the portfolio is being determined for purposes of determining compliance with Moody's or S&P's investment guidelines (a "Valuation Date"), (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are
     (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or
     (2) with counterparties having a Moody's short-term money market instrument rating of at least P-1;

         (ii) short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months, or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

         (iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's); and

         (iv) Loans (as defined by Moody's), provided, that the Loans will qualify as Moody's Eligible Assets only up to a maximum of 10% of the Fund total assets.

     A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within the Exposure Period, (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

     The Moody's Discount Factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

                                               U.S. Treasury Securities:       U.S. Treasury Strips:
Remaining Term to Maturity                         Discount Factor                 Discount Factor
--------------------------                         ---------------                 ---------------
1 year or less.                                         107%                              107%
2 years or less (but longer than 1 year)                113                               114
3 years or less (but longer than 2 years)               118                               120
4 years or less (but longer than 3 years)               123                               127
5 years or less (but longer than 4 years)               128                               133
7 years or less (but longer than 5 years)               135                               145
10 years or less (but longer than 7 years)              141                               159
15 years or less (but longer than 10 years)             146                               184
20 years or less (but longer than 15 years)             154                               211
30 years or less (but longer than 20 years)             154                               236

     The Moody's Advance Rate for Moody's Eligible Assets that are senior bank loans is the percentage specified below for each Moody's Asset Category opposite its name:

Moody's Asset Category         Advance Rate
----------------------         ------------
          A                       84.5%
          B                         73
          C                         62
          D                         45
          E                         35


     Moody's Asset Category means the following five categories (and, for purposes of this categorization, the Market Value Price of a Moody's Eligible Asset trading at par is equal to $1.00):

           (i) Moody's Asset Category A means Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.90.

           (ii) Moody's Asset Category B means: (A) Performing Senior Loans which have a Market Value Price or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.85.

           (iii) Moody's Asset Category C means: (A) Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.75 but less than $0.85.

            (iv) Moody's Asset Category D means Senior Loans which have a Market Value Price or an Approved Price less than $0.75.

     Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Asset Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Asset Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Asset Category with the highest applicable Moody's Advance Rate.

     See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

     The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's also from time to time may rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

Certain Other Rating Agency Restrictions

     For so long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Fund will not, unless it has received written confirmation from such Rating Agency that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

            (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap transactions;

            (ii) except in connection with a refinancing of the Preferred Shares, issue any class or series of stock or additional shares of any class or series of stock ranking prior to or on parity with the Preferred Shares or reissue any Preferred Shares previously purchased or redeemed by the Fund;

            (iii) engage in any short sales of securities;

            (iv)  lend portfolio securities;

            (v)   merge or consolidate into or with any other corporation; or

            (vi) change the Pricing Service to a service other than an Approved Pricing Service.


                                FEDERAL TAXATION

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and holders of its Preferred Shares ("stockholders"). No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

Qualification as a Regulated Investment Company

     The Fund has elected to be, and intends to continues to qualify each year to be treated as, a regulated investment company under Subchapter M of the Code ("RIC'). As a RIC, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gain, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code described below.

     In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a RIC must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options or futures) derived with respect to its business of investing in securities.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test to qualify as a RIC. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and securities of other issuers (limited in respect to any one issuer, to no more than 5% of the value of the Fund's total assets and to no more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers the Fund controls and that are engaged in the same or similar or related trades or businesses.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period the Fund held the debt obligation.

     Investments by the Fund in zero coupon or similar securities generally will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid federal income and excise taxes.

     Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (1) to suspend distributions to stockholders and (2) under certain circumstances, to redeem part of the Preferred Shares to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify for treatment as a RIC and avoiding the excise tax discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the Preferred Shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and, depending on the circumstances, could requalify or avoid disqualification for treatment as a RIC and avoid that excise tax.

     Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provision may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to its stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate stockholders.

Excise Tax on RICs

     A 4% non deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary income and capital gain net income for previous years that was not distributed or taxed to the RIC during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of such year, payable to stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year.

Distributions

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to stockholders as ordinary income.

     The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at a maximum federal tax rate of 20%. Distributions are subject to these capital gains rates regardless of the length of time the stockholder has held his or her shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to its stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis in his or her shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

     The Fund will designate distributions made with respect to each class of its stock as consisting of particular types of income (such as ordinary income and net capital gain) in accordance with such class' proportionate share of the total dividends to be paid to all such classes.

Sale of Shares

     A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

Foreign Stockholders

     U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (each as defined for U.S. federal income tax purposes and each a "foreign stockholder") depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder.

     If a foreign stockholder's income from the Fund is not effectively connected with its conduct of a U.S. trade or business, distributions of investment company taxable income generally will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign stockholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

     If a foreign stockholder's income from the Fund is effectively connected with its conduct of a U.S. trade or business, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund generally will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, as the case may be. Such stockholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

     In the case of foreign noncorporate stockholders, the Fund may be required to withhold U.S. federal income tax up to a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such stockholders furnish the Fund with proper notification of their foreign status. See "Federal Taxation - Backup Withholding" in the prospectus.

     The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Other Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

     Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                       PERFORMANCE DATA AND INDEX RETURNS

     From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include trading volume of the Fund's shares, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Fund for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Value Line, Inc. ("Value Line"), CDA Technology, Inc. ("CDA") or other industry publications. These rankings will typically compare the Fund to all closed-end funds, to other high-yield funds and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Fund's relative performance for any future period.

     Reports and promotional literature may also contain the following information: (i) number of stockholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Fund by analysts.

     In addition, reports and promotional literature may contain information concerning the Adviser, the portfolio managers or affiliates of the Fund including (i) performance rankings of other funds managed by the Adviser, or the individuals employed by the Adviser who exercise responsibility for the day-to-day management of the Fund, including rankings and ratings of investment companies published by Lipper, Morningstar, Value Line,

CDA, or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) the past performance of the Adviser; (iv) the past performance of other accounts managed by the Adviser; and (v) quotes from a portfolio manager of the Fund or industry specialists.

     The Fund may compare the frequency of its reset period to the frequency which LIBOR changes. Further, the Fund may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the prime rate, quoted daily in The Wall Street
                                                              ---------------
Journal as the base rate on corporate loans at large U.S. money center
-------
commercial banks, (iv) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (v) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (vi) yield data published by Lipper, or (vii) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Fund may compare such other yield data described above to each other. The Fund may also compare its total return, NAV stability and yield to other fixed income investments (such as Certificates of Deposit), open-end mutual funds and Unit Investment Trusts. As with yield and total return calculations, yield comparisons should not be considered representative of the Fund's yield or relative performance for any future period.

     The Fund may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives.

Performance Data

     The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Fund may quote total return calculations published by Lipper or Morningstar, widely recognized independent publications that monitors the performance of both open-end and closed-end investment companies.

     The Fund's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Fund's corresponding month-end NAV (in the case of NAV) or the last reported market price (in the case of market value). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

     Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions and securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

Historical Performance and Index Returns

     The following chart compares the historical total return investment performance of the Fund for the 12-month periods indicated relative to the percentage changes in the Credit Suisse First Boston Domestic + High Yield Index(TM) (the "Domestic + Index")(for 1999 and 2000 only), and the Credit Suisse First Boston Global High Yield Index(TM) (the "Global Index"). The total return investment performance of the Fund means the sum of (i) the change in the net asset value per share of the Fund's Common Stock during the period, (ii) the value of the cash distributions per share of Common Stock accumulated to the end of the period, and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income, and of capital gains taxes paid or payable on undistributed realized long-term capital gains will be treated as reinvested in shares of the Fund's Common Stock at the net asset value per share in effect at the close of business on the record date for the payment of such dividends and distributions and the date on which provision is made for such taxes, after giving effect to such dividends, distributions and taxes. The calculation of the index returns reflects cash distributions having an ex-dividend date occurring within the period made by the companies whose securities comprise the indexes. While neither the indexes nor the net asset value per share of the Fund reflect the reinvestment of dividends and distributions, management of the Fund believes the indexes provide a reasonable comparison for measuring the Fund's performance. It is important to remember that past performance is no guarantee of future results.


                        Total Return (%) for the 12 Months Ended December 31,
                        -----------------------------------------------------
                      2000   1999   1998    1997   1996   1995   1994    1993   1992   1991   1990   1989
                      ----   ----   ----    ----   ----   ----   ----    ----   ----   ----   ----   ----
The Fund            (14.48)  2.56  (3.19)  15.44  20.40  10.68   0.72   20.27  18.78  36.71  (0.87)  3.72
Global Index         (5.21)  3.28   0.58   12.63  12.42  17.38  (0.97)  18.91  16.66  43.75  (6.38)  0.38
Domestic + Index     (6.19)  2.26      -       -      -      -      -       -      -      -      -      -

     The Domestic + Index did not exist prior to 1999. Effective January 1, 2000, the Fund adopted the Index as a benchmark measure of investment performance, following shareholder approval of the change from the Global Index. The Global Index was named the CSFB High Yield Index prior to 2000. The indexes are calculated daily and published monthly by Credit Suisse First Boston Corporation High Yield Research, which may rebalance or reweight the indexes every year to match the industry and rating breakdown of the universe of the high-yield public debt market.

     A.    Domestic + Index Overview

     The Domestic + Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly). The inception of the Index was January 1999, and there is no historical data prior to the inception date. The Index has several modules representing different sectors of the high yield market, including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Domestic + Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. There are a total of approximately 250 sorts which can be generated by the Domestic + Index.

     The Domestic + Index is priced and run weekly. Monthly returns, however, are typically used for performance attribution.

Revision Rules:

     The Index includes all fixed income, non-convertible, U.S. dollar denominated securities meeting the following inclusion criteria.

     Inclusion Criteria:

     Issues rated BB and below by either rating agency, Moody's or S&P (Split BBB rated securities are also included).

     New issues (public and private "Registered 144A") with par amounts greater than $75 million are automatically added to the Index at the time of issuance. There is a maximum of two issues per issuer added to the Index. If an issuer has additional outstanding issues greater than $500 million in size, these securities will be included in the Global Index.

     Preferred issues with par amounts greater than $75 million are automatically added to the Index as the time of issuance. There is no more than one preferred issue of any one issuer.

     Foreign issues (emerging market debt) is excluded from this Index.

     Fallen angels with market values greater than $75 million are added to the Index two months after being down-graded.

     If the security falls into the Split BBB rating category (investment grade rating by one agency and high yield rating by another agency) for any of the inclusion criteria mentioned above, the security has to have a market value greater than $125 million.

     Defaulted issues are included into this module 30 days after a company misses an interest and/or principal payment and defaults on its obligation, or when one or both rating agencies (Moody's and/or S&P) issue a "D" rating on an issue.

     Exclusion Criteria:

     Called, retired, exchanged or upgraded issues from the high yield market are deleted from the Index at the end of the month in which the event took place;

     Defaulted issues are deleted from the Index when the market value of the issue falls below $20 million for six consecutive months.

     Non-defaulted issues are deleted from the Index when the market value of the issue falls below $50 million for six consecutive months.

     A number of characteristics are provided on a monthly basis. Some of these characteristics are:

     Yield to Worst ("YTW") - the Yield to Worst is the minimum of the yield to every call date in the call schedule for a security. The YTW for the Index is the market weighted YTW of the constituents for the Index at that period.

     Spread to Treasury - the YTW spread to comparable maturity Treasury, market weighted for the issues in the Index.

     Market Value - the sum of the product of the amount outstanding of each issue by its market price.

Total Return Components:

     Principal Change: The price change component of the total return for each security market weighted. That series is related to the change in the average price of a security.

     Interest Component: The change in total return due to coupon and accrued interest, market weighted.

     Cumulative Return: A geometric progression of returns with the relationship:

     R = ((1 +r) x (1 +r//2//) x (1+r//3//) - 1)

     Price Volatility: The market weighted eight month price volatility annualized.

     Return Volatility: The standard deviation of monthly return for a specified period.

Rating Tiers:

     Upper Tier: Split BBB issues, those with one BBB and one BB rating, are in this tier, as are BB issues and Split BB issues (one BB and one B rating).

     Middle Tier: Single B and Split Single B issues (one Single B and one CCC rating) are in this tier.

     Lower Tier: All issues rated CCC and below, including Defaulted securities.

     B. Global Index Overview

     The Global Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly). The Index has been maintained since January 1986 on a monthly basis and since January 1994 on a weekly basis.

     The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Global Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. There are a total of approximately 250 sorts which can be generated by the Global Index.

     The Global Index is priced and run weekly, however monthly returns are typically used for performance attribution.

Revision Rules:

     The Index includes all fixed income, non-convertible, U.S. dollar denominated securities meeting the following inclusion criteria.

     Inclusion Criteria:

     Issues rated BB and below by either rating agency, Moody's or S&P. (Split BBB rated securities are also included.)

     New issues (public and private "Registered 144A") with par amounts greater than $75 million are automatically added to the Index at the time of issuance. There is a maximum of two issues per issuer added to the Index. If an issuer has additional outstanding issues greater than $500 million in size, these securities will be included in the Global Index.

     Preferred issues with par amounts greater than $75 million are automatically added to the Index as the time of issuance. There is no more than one preferred issue of any one issuer.

     Foreign issues (emerging market debt) which is U.S. dollar denominated with par amounts greater than $150 million are automatically added to the Index as the time of issuance. Sovereign debt is not included.

     Fallen angels with market values greater than $75 million are added to the Index two months after being down-graded.

     If the security falls into the Split BBB rating category (investment grade rating by one agency and high yield rating by another agency) for any of the inclusion criteria mentioned above, the security has to have a market value greater than $125 million.

     Defaulted issues are included into this module 30 days after a company misses an interest and/or principal payment and defaults on its obligation, or when one or both rating agencies (Moody's and/or S&P) issue a "D" rating on an issue.

     Exclusion Criteria:

     Called, retired, exchanged or upgraded issues from the high yield market are deleted from the Index at the end of the month in which the event took place.

     Defaulted issues are deleted from the Index when the market value of the issue falls below $20 million for six consecutive months.

     Non-defaulted issues are deleted from the Index when the market value of the issue falls below $50 million for six consecutive months.

     A number of characteristics are provided on a monthly basis. Some of these characteristics are:

     Yield to Worst ("YTW"): The Yield to Worst is the minimum of the yield to every call date in the call schedule for a security. The YTW for the Index is the market weighted YTW of the constituents for the Index at that period.

     Spread to Treasury - The YTW spread to comparable maturity Treasury, market weighted for the issues in the Index.

     Market Value - The sum of the product of the amount outstanding of each issue by its market price.

Total Return Components:

     Principal Change: The price change component of the total return for each security market weighted. That series is related to the change in the average price of a security.

     Interest Component: The change in total return due to coupon and accrued interest, market weighted.

     Cumulative Return: A geometric progression of returns with the relationship:

     R =((1 +r) x (1 +r//2//) x (1+r//3//) - 1)

     Price Volatility: The market weighted eight month price volatility annualized.

     Return Volatility: The standard deviation of monthly return for a specified period.

Rating Tiers:

     Upper Tier: Split BBB issues, those with one BBB and one BB rating, are in this tier, as are BB issues and Split BB issues (one BB and one B rating).

     Middle Tier: Single B and Split Single B issues (one Single B and one CCC rating) are in this tier.

     Lower Tier: All issues rated CCC and below, including Defaulted securities.

                             FINANCIAL STATEMENTS

     The audited financial statements included in the annual report of the Fund for the fiscal year ended December 31, 2000, together with the report of Deloitte & Touche LLP thereon, is hereby incorporated by reference in this SAI. No other part of the annual report is incorporated herein.

                             APPENDIX A:  GLOSSARY

     "'AA' Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

     "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that Pacholder & Company LLC will not be deemed to be an Affiliate nor will any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a director or executive officer of the Fund, be deemed to be an Affiliate.

     "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

     "All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper Rate.

     "Applicable Rate" means for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period of 93 days or fewer if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

     "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

     "Asset Coverage Cure Date" has the meaning set forth in "Description of Preferred Shares--Redemption."

     "Auction" means each periodic operation of the Auction Procedures.

     "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for the Preferred Shares.

     "Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Preferred Shares."

     "Auditor's Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

     "Available Preferred Shares" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

     "Bank Loans" means direct purchases of, assignment of, participations in and other interests in (a) any senior bank loan or (b) any loan made by an investment bank, investment fund or other financial institution; provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

     "Beneficial Owner," with respect to each share of the Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such share.

     "Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

     "Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

     "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

     "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

     "Charter" means the Fund's Articles of Incorporation, as amended and supplemented.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the shares of the Fund's Common Stock, par value $.01 per share.

     "Date of Original Issue" means the date on which the Preferred Shares are originally issued by the Fund.

     "Default Period" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

     "Default Rate" means the Reference Rate multiplied by three (3).

     "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

     "Designated Country" shall mean (i) each of Canada, Great Britain, Australia, Denmark, New Zealand, Sweden, Switzerland, Luxembourg, The Netherlands and any G-7 nation (other than Japan) and (ii) each other country identified by the Fund from time to time and confirmed in writing as acceptable by S&P.

     "Discount Factor" means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Moody's Discount Factor (if Moody's is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

     "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

     "Dividend Default" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

     "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

     "Dividend Period" means the period commencing on the Date of Original Issue and ending on the date specified on the Date of Original Issue and thereafter the period commencing on the day following each Dividend Period and ending on the day established by the Fund.

     "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), S&P Eligible Assets (if S&P is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

     "Emerging Markets" means any country (i) whose unsupported sovereign non-local currency debt obligations are not rated "A-" or better by S&P or (ii) whose unsupported sovereign non-local currency debt obligations are not rated "AA+" or better by S&P and is not a Designated Country.

     "Existing Holder" means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

     "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 30 calendar days thereafter.

     "Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Orders By Existing Holders and Potential Holders."

     "Holder" means, with respect to the Common Stock and the Preferred Shares, the registered holder of such shares as the same appears on the stock ledger or stock records of the Fund.

     "Liquidation Preference" means $25,000 per Preferred Share.

     "Mandatory Redemption Date" has the meaning set forth in "Description of Preferred Shares--Redemption."

     "Mandatory Redemption Price" has the meaning set forth in set forth in "Description of Preferred Shares--Redemption."

     "Market Value" means the fair market value of an asset of the Fund as computed based upon (i) one or more pricing services agreements approved from time to time by the Board of Directors, provided that S&P (if S&P is then rating Preferred Shares), Moody's (if Moody's is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and so requires have informed the Fund in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the Preferred Shares, or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Fund where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc.

     "Master Purchaser's Letter" means a the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

     "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

Moody's Credit Rating                     S & P Credit Rating             Applicable Percentage
------------------------------------  ---------------------------  ------------------------------------

aa3 or Above                          AA- or Above                               150%
a3 or a1                              A- to A+                                   160%
baa3 to baa1                          BBB- to BBB+                               250%
Below baa3                            Below BBB-                                 275%

     "Moody's" means Moody's Investors Service, Inc. and its successors at law.

     "Moody's Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines--Moody's Guidelines."

     "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

          1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

          2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

          3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

          4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

          5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

          6. Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

          7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

          8.  Personal and Non-Durable Consumer Products (Manufacturing Only):
     Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

          9.  Diversified/Conglomerate Manufacturing

         10.  Diversified/Conglomerate Service

         11.  Diversified Natural Resources, Precious Metals and Minerals:
     Fabricating, Distribution

         12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

         13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

         14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

         15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

         16.  Grocery: Grocery Stores, Convenience Food Stores

         17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         18.  Home and Office Furnishings, Housewares, and Durable Consumer
     Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

         19.  Hotels, Motels, Inns and Gaming

         20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

         21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

         22.  Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
     Industrial, Machine Tools, Steam Generators

         23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

         24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

         25. Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

         26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

         29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

         30.  Personal Transportation: Air, Bus, Rail, Car Rental

         31.  Utilities: Electric, Water, Hydro Power, Gas

         32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

     The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the independent auditor and the rating agencies, as necessary.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

     "1940 Act Preferred Shares Asset Coverage Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

     "Notice of Redemption" has the meaning set forth in "Description of Preferred Shares--Redemption."

     "Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Orders By Existing Holders and Potential Holders."

     "Other Rating Agency" means any rating agency other than S&P or Moody's then providing a rating for the Preferred Shares pursuant to the request of the Fund.

     "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Preferred Shares.

     "Outstanding" means, as of any date, any Preferred Shares theretofore issued by the Fund except, without duplication, (i) Preferred Shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Fund or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Fund or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Fund will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

     "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

     "Performing" means, with respect to any S&P Eligible Asset or Moody's Elgible Asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

     "Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional Preferred Shares or (ii) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

     "Preferred Shares" means the Fund's Auction Rate Cumulative Preferred Shares, $0.01 par value per share and liquidation preference $25,000 per share.

     "Preferred Shares Basic Maintenance Amount" has the meaning set forth under "Description of Preferred Shares--Asset Maintenance."

     "Preferred Shares Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

     "Preferred Shares Basic Maintenance Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

     "Rating Agency" means Moody's and S&P as long as such rating agency is then rating the Preferred Shares.

     "Redemption Date" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

     "Redemption Default" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

     "Redemption Price" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

     "Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

     "S&P Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines--S&P Guidelines."

     "S&P Industry Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (or such other classifications as S&P may from time to time approve for application to the Preferred Shares):

      1. Aerospace and Defense: Aircraft manufacturer/components, Arms and ammunition

      2.  Air transport

      3.  Automotive: Manufacturers, Parts and Equipment, Tire and Rubber

      4.  Beverage and Tobacco

      5.  Broadcast Radio and Television

      6.  Brokers/Dealers/Investment Houses

      7.  Building and Development: Builders, Land Development/Real Estate,
          REITs

      8.  Business Equipment and Services: Graphic Arts, Office
          Equipment/Computers, Data Processing Service Bureaus, Computer
          Software

      9.  Cable and Satellite Television\

      10. Chemical/Plastics: Coatings/Paints/Varnishes

      11. Clothing/Textiles

      12. Conglomerates

      13. Containers and Glass Products

      14. Cosmetic/Toiletries

      15. Drugs

      16. Ecological Services and Equipment: Waste Disposal Services and
          Equipment

      17. Electronics/Electric

      18. Equipment Leasing: Auto Leasing/Rentals, Commercial Equipment Leasing, Data Processing Equipment Service/Leasing

      19. Farming/Agriculture: Agricultural Products and Equipment, Fertilizers

      20. Financial Intermediaries: Bank/Thrifts, Finance Companies

      21. Food/Drug Retailers

      22. Food Products

      23. Food Service: Food Service/Restaurants, Vending

      24. Forest Products: Building Materials, Paper Products/Containers

      25. Health Care

      26. Home Furnishings: Appliances, Furniture and Fixtures, Housewares

      27. Lodging and Casinos

      28. Industrial Equipment: Machinery, Manufacturing/Industrial, Specialty Instruments

      29. Insurance

      30. Leisure Goods/Activities/Movies

      31. Nonferrous Metals/Minerals: Aluminum Producers, Mining (including coal), Other Metal/Mineral Producers

      32. Oil and Gas: Producers/Refiners, Gas Pipelines

      33. Publishing

      34. Rail Industries: Railroads, Rail Equipment

      35. Retailers (except food and drug)

      36. Steel

      37. Surface Transport: Shipping/Shipbuilding, Trucking

      38. Telecommunications/Cellular Communications

      39. Utilities: Electric, Local Gas, Water

     The Fund will use its discretion in determining which industry classification is applicable to a particular investment.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

     "Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

     "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                (iii) overnight funds; and

                (iv)  U.S. Government Securities.

     "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

     "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

     "Standard Dividend Period" means a Dividend Period of seven days, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

     "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

     "Submitted Hold Order" has the meaning set forth in "Additional
Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

     "Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

     "Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

     "U.S. Government Securities" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

     "Valuation Date" means Thursday of each week, or if such day is not a Business Day , then the immediately preceding Business Day, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

     "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of shares of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

                      APPENDIX B: RATINGS OF INVESTMENTS

     Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

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Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements

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may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

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